Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO THE
SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

Dated as of May 22, 2019

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) among HIT NBL HYP SCHIL OWNER, LLC, HIT NBL CY CBSOH OWNER, LLC, HIT NBL HH ATLGA OWNER, LLC, HIT SMT CY FLGAZ OWNER, LLC, HIT SMT BTRLA001 OWNER, LLC, HIT SMT FIS BTRLA OWNER, LLC, HIT SMT FTWIN001 OWNER, LLC, HIT SMT MDFOR001 OWNER, LLC, HIT SMT RI FTWIN OWNER, LLC, HIT SMT SHS FLGAZ OWNER, LLC, HIT SMT SHS BTRLA OWNER, LLC, HIT SMT TPS BTRLA OWNER, LLC, HIT SMT FIS DENCO OWNER, LLC, HIT SMT FIS BELWA OWNER, LLC, HIT SMT FIS SPKWA OWNER, LLC, HIT SMT FTCCO001 OWNER, LLC, HIT SMT FTCCO002 OWNER, LLC, HIT SMT SHS DENCO OWNER, LLC, HIT SMT CY GRMTN OWNER, LLC, HIT SMT CY JKSMS OWNER, LLC, HIT SMT FIS GRMTN OWNER, LLC, HIT SMT RDGMS001 OWNER, LLC, HIT SMT RI JKSMS OWNER, LLC, HIT SMT RI GRMTN OWNER, LLC, HIT SMT RDGMS002 OWNER, LLC and HIT GA TECH HOLDING LLC, each a Delaware limited liability company, and HIT NBL MNTCA001 OWNER, LP and HIT SMT ELPTX001 OWNER, LP, each a Delaware limited partnership (collectively, the “Borrowers”), HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation (the “Parent Guarantor”), HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (together with the Parent Guarantor, the “Guarantors”; and together with the Borrowers, the “Loan Parties”), CITIBANK, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for one or more lenders (collectively, the “Lenders”) and the Lenders party hereto.

PRELIMINARY STATEMENTS:

(1)                The Borrowers, the Guarantors, the Agent, and the Lenders, have entered into a Second Amended and Restated Term Loan Agreement dated as of April 27, 2017 (as amended to date, the “Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan Agreement.

(2)                The parties to the Loan Agreement have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.            Amendments to Loan Agreement. Upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), the Loan Agreement will be deemed amended as follows:

(a)                The Loan Agreement is hereby amended by deleting Schedule I in its entirety and replacing it with the new Schedule I attached hereto as Exhibit A.

(b)                The Loan Agreement is hereby amended by deleting Schedule VII in its entirety and replacing it with the new Schedule VII attached hereto as Exhibit B.

(c)                The following definitions in Section 1.01 of the Loan Agreement are amended and restated to read in their entirety as follows:

(i)                  “Base Release Price” means, with respect to each Collateral Asset, an amount equal to the Allocated Loan Amount for such Collateral Asset multiplied by (a) until such time as the Outstanding Principal Balance has been reduced to not more than $213,750,000 in accordance with Section 2.06, 105%, and (b) thereafter, 110%.

(ii)                “Initial Maturity Date” means May 1, 2020.

(iii)              “First Extended Maturity Date” means May 1, 2021.

(iv)              “Loan” means the term loan made to the Borrowers by Lenders pursuant to the terms of this Agreement in an aggregate maximum original principal amount not to exceed $285,000,000.

(v)                “PIP” means the Initial PIP.

(vi)              “Second Extended Maturity Date” means May 1, 2022.

(vii)            “Third Extended Maturity Date” means May 1, 2023.

(d)                The definition of “Additional PIP” in Section 1.01 of the Loan Agreement is deleted in its entirety.

(e)                Section 2.01(a) of the Loan Agreement is hereby amended by deleting “$310,000,000” and replacing it with “$285,000,000”.

(f)                 Section 2.16(b)(iv) of the Loan Agreement is amended and restated in its entirety to read as follows: “[Intentionally Omitted.]”

(g)                Section 2.16(b)(v) of the Loan Agreement is amended and restated in its entirety to read as follows: “[Intentionally Omitted.]”

SECTION 2.            Representations and Warranties. Each Loan Party hereby represents and warrants as follows:

(a)                Such Loan Party has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment.

(b)                This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)                The execution and delivery of this Amendment does not (i) contravene any provision of the organizational documents of such Loan Party or its general partner or managing member or (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party.

(d)                The Guarantors are in compliance with the covenants contained in Section 5.04 of the Loan Agreement.

(e)                The representations and warranties of the Loan Parties contained in Section 4.01 of the Loan Agreement are true and correct in all material respects on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), except to the extent modified by the actions of any Borrower or changes in facts and circumstances that in each case would not constitute a Default or Event of Default (each as defined in the Loan Agreement) (and the parties agree that, in connection with the remaking of any such representations and warranties, any such representations and warranties that are qualified to knowledge shall continue to be qualified to knowledge in the same manner when so remade).

(f)                 The Borrowers are in compliance in all material respects with any requirements of 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) applicable to the Borrowers. As of the Amendment Effective Date, the information included in any Beneficial Ownership Certification delivered by the Borrower is true and correct in all material respects.

SECTION 3.            Reallocation of Lender Pro Rata Shares; No Novation. On the Amendment Effective Date, the Advances currently outstanding shall be deemed to have been simultaneously reallocated among the Lenders as follows:

(a)                On the Amendment Effective Date, each Lender that will have a greater Pro Rata Share (as defined in the Loan Agreement) of the Loan upon the Amendment Effective Date than its Pro Rata Share of the Loan immediately prior to the Amendment Effective Date (each, a “Facility Purchasing Lender”), without executing an Assignment and Acceptance, shall be deemed to have purchased assignments pro rata from each Lender that will have a smaller Pro Rata Share of the Loan upon the Amendment Effective Date than its Pro Rata Share of the Loan immediately prior to the Amendment Effective Date (each, a “Facility Selling Lender”) in all such Facility Selling Lender’s rights and obligations under this Amendment, the Loan Agreement and the other Loan Documents as a Lender (collectively, the “Facility Assigned Rights and Obligations”) so that, after giving effect to such assignments, each Lender shall have its respective Commitment as set forth in Exhibit A hereto and a corresponding Pro Rata Share of all Advances then outstanding in respect of the Loan. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the applicable Advances and without recourse, representation or warranty, except that each Facility Selling Lender shall be deemed to represent and warrant to each Facility Purchasing Lender that the Facility Assigned Rights and Obligations of such Facility Selling Lender are not subject to any Liens created by that Facility Selling Lender. For the avoidance of doubt, in no event shall the aggregate amount of each Lender’s Advances outstanding at any time exceed its Commitment as set forth in Exhibit A hereto.

(b)                The Agent shall calculate the net amount to be paid or received by each Lender in connection with the assignments effected hereunder on the Amendment Effective Date. Each Lender required to make a payment pursuant to this Section shall make the net amount of its required payment available to the Agent, in same day funds, at the office of the Agent not later than 12:00 P.M. (New York time) on the Amendment Effective Date. The Agent shall distribute on the Amendment Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section, pro rata in proportion to the amount each such Lender is entitled to receive at the primary address set forth in Exhibit A hereto or at such other address as such Lender may request in writing to the Agent.

(c)                Nothing in this Amendment shall be construed as a discharge, extinguishment or novation of the Obligations of the Loan Parties outstanding under the Loan Agreement or any instruments securing the same, which Obligations shall remain outstanding under the Loan Agreement as amended hereby after the date hereof as “Advances” except as expressly modified hereby or by instruments executed concurrently with this Amendment.

SECTION 4.            Conditions of Effectiveness. This Amendment shall become effective as of the dated first reference above (the “Amendment Effective Date”), only if each of the following conditions precedent shall have been satisfied:

(a)                The Agent shall have received on or before the Amendment Effective Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:

(i)         The Agent shall have received counterparts of this Amendment, amendments to Mortgages (and, for avoidance of doubt, each Lender hereby consents to such Mortgage modifications), guarantees and other agreements executed by each Loan Party and in form reasonably satisfactory to the Agent, each Lender (other than any departing Lender) and the Loan Parties;

(ii)       The Agent shall have received replacement Notes executed by the Borrowers, payable to each Lender, in a principal amount equal to such Lender’s Commitment as of the Amendment Effective Date;

(iii)     The Agent shall have received a counterpart of the Consent attached hereto signed by each Guarantor;

(iv)     The Agent shall have received the Flood Insurance Documents (as defined in the Loan Agreement); and

(v)       The Agent shall have received: (A) certified copies of the resolutions of the Board of Directors of the Parent Guarantor on its behalf and on behalf of each Loan Party for which it is the ultimate signatory approving the transactions contemplated by this Amendment to which it or such Loan Party is or is to be a party and (B) an officer’s certificate of each Loan Party (or Responsible Officer of the general partner or managing member of any Loan Party) and of each general partner or managing member (if any) of each Loan Party certifying the names and true signatures of the officers of such Loan Party, or of the general partner or managing member of such Loan Party, authorized to sign this Amendment, amendments to Mortgages, guarantees and other agreements executed in connection with the transactions contemplated by this Amendment.

(b)                The Outstanding Principal Balance provided under the Loan Agreement shall have been paid down to an amount not greater than $285,000,000;

(c)                The Loan Parties shall have (i) satisfied each Lender’s “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act, and (ii) provided to each Lender the documentation and other information so requested in connection with the same;

(d)                The Agent shall have received a certification of beneficial ownership for each Borrower as required by the Beneficial Ownership Regulation;

(e)                The Borrowers shall have paid all accrued fees of the Agent and the Lenders and all reasonable and documented out-of-pocket expenses of the Agent (including the reasonable and documented fees and expenses of counsel to the Agent) in connection with the Loan, this Amendment and the transactions contemplated by the Loan Documents in accordance with the terms of Section 9.04 of the Loan Agreement; and

(f)                 The Initial Maturity Date (as defined in the Loan Agreement immediately prior to the Amendment Effective Date) shall have been extended pursuant to Section 2.16(a) of the Loan Agreement and the Borrowers shall have satisfied all of the conditions precedent thereto.

SECTION 5.            Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended and modified by this Amendment.

(b)                This Amendment shall constitute a Loan Document.

(c)                The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)                This Amendment shall not extinguish the obligations for the payment of money outstanding under the Loan Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.

SECTION 6.            Ratification. The Loan Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.

SECTION 7.            Costs and Expenses. The Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Loan Agreement.

SECTION 8.            Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means, including PDF, shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9.            Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

HIT NBL HYP SCHIL OWNER, LLC

HIT NBL CY CBSOH OWNER, LLC

HIT NBL HH ATLGA OWNER, LLC

HIT SMT CY FLGAZ OWNER, LLC

HIT SMT BTRLA001 OWNER, LLC

HIT SMT FIS BTRLA OWNER, LLC

HIT SMT FTWIN001 OWNER, LLC

HIT SMT MDFOR001 OWNER, LLC

HIT SMT RI FTWIN OWNER, LLC

HIT SMT SHS FLGAZ OWNER, LLC

HIT SMT SHS BTRLA OWNER, LLC

HIT SMT TPS BTRLA OWNER, LLC

HIT SMT FIS DENCO OWNER, LLC

HIT SMT FIS BELWA OWNER, LLC

HIT SMT FIS SPKWA OWNER, LLC

HIT SMT FTCCO001 OWNER, LLC

HIT SMT FTCCO002 OWNER, LLC

HIT SMT SHS DENCO OWNER, LLC

HIT SMT CY GRMTN OWNER, LLC

HIT SMT CY JKSMS OWNER, LLC

HIT SMT FIS GRMTN OWNER, LLC

HIT SMT RDGMS001 OWNER, LLC

HIT SMT RI JKSMS OWNER, LLC

HIT SMT RI GRMTN OWNER, LLC

HIT SMT RDGMS002 OWNER, LLC

HIT GA TECH HOLDING LLC,

each a Delaware limited liability company

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

HIT NBL MNTCA001 OWNER, LP, a Delaware limited partnership

By: HIT NBL NTC Owner GP, LLC, a Delaware limited liability company, its general partner

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

HIT SMT ELPTX001 OWNER, LP, a Delaware limited partnership

By: HIT SMT NTC Owner GP, LLC, a Delaware limited liability company, its general partner

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CITIBANK, N.A., as administrative agent and collateral agent

By: /s/ Christopher J. Albano

Name: Christopher J. Albano
Title: Authorized Signatory

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

APPROVED BY:

CITIBANK, N.A., as a Lender

By: /s/ Christopher J. Albano

Name: Christopher J. Albano
Title: Authorized Signatory

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ James Rolison
Name: James Rolison
Title: Managing Director

By: /s/ Murray Mackinnon
Name: Murray Mackinnon
Title: Director

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Simon B. Burce

Name: Simon B. Burce
Title: Vice President

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

MORGAN STANLEY BANK, N.A., a national banking association, as a Lender

By: /s/ Kristin Sansone

Name: Kristin Sansone

Title: Authorized Signatory

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ David Brown

Name: David Brown

Title: Authorized Person

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

CTBC BANK CO., LTD., NEW YORK BRANCH, as a Lender

By: /s/ Ralph Wu

Name:	Ralph Wu
Title:	Senior Vice President & General Manager
CTBC Bank Co., Ltd., New York Branch

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

COMPASS BANK, as a Lender

By: /s/ Don Byerly

Name: Don Byerly

Title: Executive Vice President

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement

CONSENT

Dated as of May 22, 2019

Each of the undersigned, as a Guarantor under the Second Amended and Restated Term Loan Agreement dated as of April 27, 2017, among (i) HIT NBL HYP SCHIL OWNER, LLC, HIT NBL CY CBSOH OWNER, LLC, HIT NBL HH ATLGA OWNER, LLC, HIT SMT CY FLGAZ OWNER, LLC, HIT SMT BTRLA001 OWNER, LLC, HIT SMT FIS BTRLA OWNER, LLC, HIT SMT FTWIN001 OWNER, LLC, HIT SMT MDFOR001 OWNER, LLC, HIT SMT RI FTWIN OWNER, LLC, HIT SMT SHS FLGAZ OWNER, LLC, HIT SMT SHS BTRLA OWNER, LLC, HIT SMT TPS BTRLA OWNER, LLC, HIT SMT FIS DENCO OWNER, LLC, HIT SMT FIS BELWA OWNER, LLC, HIT SMT FIS SPKWA OWNER, LLC, HIT SMT FTCCO001 OWNER, LLC, HIT SMT FTCCO002 OWNER, LLC, HIT SMT SHS DENCO OWNER, LLC, HIT SMT CY GRMTN OWNER, LLC, HIT SMT CY JKSMS OWNER, LLC, HIT SMT FIS GRMTN OWNER, LLC, HIT SMT RDGMS001 OWNER, LLC, HIT SMT RI JKSMS OWNER, LLC, HIT SMT RI GRMTN OWNER, LLC, HIT SMT RDGMS002 OWNER, LLC and HIT GA TECH HOLDING LLC, each a Delaware limited liability company, and HIT NBL MNTCA001 OWNER, LP and HIT SMT ELPTX001 OWNER, LP, each a Delaware limited partnership, (ii) HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation (the “Parent Guarantor”), HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (together with the Parent Guarantor, the “Guarantors”), and (iii) CITIBANK, N.A., as administrative agent and collateral agent for one or more lenders, and the other parties thereto (as amended to date, the “Loan Agreement”), hereby consents to the Amendment No. 2 to the Second Amended and Restated Term Loan Agreement dated as of the date hereof (the “Amendment”), and hereby confirms and agrees that notwithstanding the effectiveness of the Amendment, the Guaranty contained in the Loan Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Amendment, each reference in the Loan Documents to “Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Loan Agreement, as amended and modified by the Amendment.

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GUARANTORS:

HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation, its general partner

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

Signature Page to Amendment No. 2 to the Second Amended and Restated Term Loan Agreement